SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under ss. 240.14a-12


                                  Arkona, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Consent Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:________________________________________________

     2) Form, Schedule or Registration Statement No.:__________________________

     3) Filing Party:__________________________________________________________

     4)  Date Filed:____________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held December 13, 2006

                                  Arkona, Inc.

To the Stockholders of Arkona, Inc.:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Arkona, Inc. (the "Company"), which will be held on Wednesday, December 13, 2006, at 10:00 a.m., at the offices of the corporation at 10757 South River Front Parkway, Suite 400, South Jordan, Utah 84095 (the "Annual Meeting"), for the following purposes, which are more fully described in the Proxy Statement accompanying this Notice:

         (i) To elect five members of the Board of Directors of the Company, each to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

         (ii) To consider and vote upon a proposal to ratify the appointment of Mantyla McReynolds, LLC, a Professional Corporation, as independent auditors of the Company for the fiscal year ending March 31, 2007;

         (iii) To consider and vote upon a resolution, including an amendment to the Certificate of Incorporation of the Company contained therein, authorizing the Board of Directors of the Company, in its discretion at any time prior to November 1, 2007, to take all steps necessary to effect a consolidation of the Common Stock of the Company on the basis of a ratio within the range of one post-consolidation share of Common Stock for every four pre-consolidation shares of Common Stock to one post-consolidation share of Common Stock for every twelve pre-consolidation shares of Common Stock, with the ratio to be selected and implemented by the Corporation's Board of Directors in its sole discretion, if at all; and

         (iv) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on November 1, 2006, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date, and return the enclosed Proxy as promptly as possible in the enclosed postage-prepaid envelope. Stockholders attending the Annual Meeting may vote in person even if they have returned a Proxy.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Alan Rudd, Chief Executive Officer
Dated: November __, 2006


                                    IMPORTANT

         Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                                  Arkona, Inc.
                         10757 South River Front Parkway
                                    Suite 400
                            South Jordan, Utah 84095


                              --------------------

                                 PROXY STATEMENT
                              --------------------

                       For Annual Meeting of Stockholders

                                December 13, 2006


                             SOLICITATION OF PROXIES

         This Proxy Statement is being furnished to the stockholders of Arkona, Inc., a Delaware corporation ("Arkona" or the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies from holders of outstanding shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and Series B Convertible Preferred Stock (the "Series B Preferred Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 13, 2006, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying form of proxy are first being mailed to stockholders of the Company on or about November 13, 2006.

         The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors and officers of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone, facsimile transmission, e-mail or web posting. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock and Series B Preferred Stock for the forwarding of solicitation materials to such beneficial owners, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.


                                     VOTING

Record Date

         The Board of Directors has fixed the close of business on November 1, 2006, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 32,548,670 shares of Common Stock and 575,000 shares of Series B Preferred Stock. The holders of record of the shares of Common Stock on the Record Date are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting, and the holders of record of the shares of Series B Preferred Stock on the Record Date are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Accordingly, 33,123,670 votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting.

Proxies

         Shares of capital stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the five director nominees; (ii) FOR the ratification of the appointment by the Board of Directors of Mantyla McReynolds to be the independent auditors of the Company for the fiscal year ending March 31, 2007; (iii) FOR the Consolidation Resolution With Certificate Amendment (as defined below and as attached as Appendix A); and (iv) in the discretion of the proxy holders as to any matters incident to the conduct of the Annual Meeting.

         A stockholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address first set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the capital stock covered thereby in person at the Annual Meeting.

Quorum and Required Vote

         The presence of the holders of shares of capital stock representing a majority of the votes entitled to be cast, either in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum.

         In the election of directors, the five nominees receiving the highest number of votes will be elected. The Company does not have cumulative voting for directors. Abstentions and broker non-votes will not have the effect of being considered as votes cast against any nominee for director.

         The   resolution,   including  an  amendment  to  the   Certificate  of
Incorporation of the Company contained therein, authorizing the Board of Directors of the Company, in its sole discretion at any time prior to November 1, 2007, to take all steps necessary to effect a consolidation of the Common Stock on the basis of a ratio within the range of one post-consolidation share of Common Stock for every four pre-consolidation shares of Common Stock to one post-consolidation share of Common Stock for every twelve pre-consolidation shares of Common Stock, with the ratio to be selected and implemented by the Company's Board of Directors in its sole discretion, if at all (such resolution, the "Consolidation Resolution With Certificate Amendment"; and the consolidation approved therein, the "Consolidation") will be approved, in accordance with Delaware law and the Certificate of Incorporation of the Company, if shares representing a majority of the Common Stock voting separately as a class and shares representing a majority of the Series B Preferred Stock voting separately as a class are voted in favor of the Consolidation Resolution With Certificate Amendment. As a result, abstentions and broker non-votes will be the equivalent of votes against the Consolidation Resolution With Certificate Amendment.

         The ratification of the selection of an independent auditor and any other matter presented for approval by the stockholders generally will be approved, in accordance with Delaware law, if the votes cast in favor of the matter exceed the votes opposing such matter. As a result, abstentions and broker non-votes will not affect the outcome of any such matter.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Nominees for Election as Directors

         At the Annual Meeting, five directors of the Company constituting the entire Board of Directors are to be elected to serve until the next annual meeting of stockholders and until their successors shall be duly elected and qualified. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. Certain information with respect to each nominee for director is set forth below.

              Name                        Age                       Position             Director Since
----------------------------------     -----------    -----------------------------   ------------------
Alan Rudd                                  54         CEO, Chairman of the Board      January 2000

Richard Holland                            45         President, Director             November 2000

Paul Henriod                               53         Director                        December 2004

Kent A. Misener, CFA                       54         Director                        December 2004

Marc A. Fuller                             37         Director                        August 2005

         The following paragraphs set forth certain biographical information about each of the foregoing:

         ALAN RUDD joined the Company as Chairman and Chief Executive Officer on January 1, 2000. Mr. Rudd brings more than 26 years experience in the computer industry to the Company. From March 1996 to November 1999, he was the Chief Executive Officer of Vinca Corporation, a Utah-based company that provided continuous availability software for Microsoft-, Novell- and IBM-distributed network platforms. In recognition of his achievements at Vinca, he was named Utah's 1999 Entrepreneur of the Year. Vinca was acquired by Legato Systems Inc. of Palo Alto, California (NASDAQ: LGTO) on July 31, 1999. Prior to joining Vinca Corporation, Mr. Rudd spent ten years in senior management positions at Novell Inc. His positions at Novell included Legal Counsel, Regional Manager, Area Director and Vice President of OEM Operations. Mr. Rudd earned a Bachelor of Science degree in business administration and finance and a juris doctorate from Brigham Young University. Following law school, he spent seven years as in-house legal counsel for several corporations, including State Farm Insurance and Prime Computer, before joining Novell and moving into corporate management.

         RICHARD HOLLAND joined the Company as a director and Vice President in November 2000 and has been President of the Company since April 2001. Mr. Holland was formerly president and co-founder of Ensign Information Systems and has been designing and developing technology systems for more than 24 years. As co-founder of Ensign, he was the chief system architect of their fully integrated business management software, which formed the foundation for the Company's ADMS product. Before starting Ensign in 1994, he worked for Cars/Dyatron, a specialist in General Motors dealership software, and Advanced Computer Systems (ACS), the first company to introduce IBM PC-based systems for the automotive dealer industry. Mr. Holland has a Bachelor of Science degree in tax accounting and finance from the University of Utah. He is also a Certified IBM Professional.

         PAUL HENRIOD has served as a director of Arkona since December 2004. Henriod is the President of eReinsure, a leading provider of web-hosted technologies for the reinsurance industry. Prior to joining eReinsure in 2000, Henriod held several management positions with AON Insurance, including Managing Director of AON Technology Group, President of AON Risk Services of Utah and President of AON Risk Services of Colorado. Prior to AON, Henriod owned and managed ITA Insurance, one of the nation's leading insurance firms dedicated to the technology industry.

         KENT A. MISENER has served as a director of Arkona since December 2004. Since 1983, Misener has been the Treasurer and Chief Investment Officer of Deseret Mutual Benefit Administrators, with approximately $5 billion in assets under management. He is also a member of the board of directors of Deseret First Federal Credit Union CUSO and a member of the investment committees of various nonprofit corporations, including Intermountain Healthcare. Misener is a CFA Charter holder and a member of the Salt Lake City Society of Financial Analysts. Misener has a Bachelor's Degree in Economics and Business Administration, as well as a Masters of Business Administration Degree from Utah State University.


         MARC A. FULLER has served as a director of Arkona since August 2005. Fuller joined Leucadia National Corporation, a diversified holding company engaged in a variety of business, in 1998. While at Leucadia, Fuller has held executive management positions at various operating companies including Chief Financial Officer for American Investment Bank. Fuller is currently the president of BIA Investments and serves on the boards of directors of Sangart, Inc., Chakshu Research and Goober Drilling. Prior to joining Leucadia, Fuller was an Associate at Robertson Coleman, a merchant bank based in San Francisco, as well as a financial analyst in the Corporate Finance Group for CS First Boston in New York. Fuller earned a Bachelor of Arts Degree in Economics from Brigham Young University in 1993 and a Masters of Business Administration Degree from Harvard University in 1998.


         No family relationship exists among any director nominee and any other directors or officers of the Company.

Annual Meetings, Board Meetings and Committees

         During the fiscal year ended March 31, 2006, our Board of Directors held one formal meeting and also met informally on numerous occasions to approve relevant matters by written consent. Incumbent directors attended all board meetings and applicable committee meetings.

Director Compensation

         Directors who are not officers of the Company do not receive any regular compensation for their service on the board of directors. Directors who are officers of the Company receive no additional compensation for their service as a director of the Company. Directors are entitled to receive compensation for services unrelated to their service as a director to the extent that they provide such unrelated services to the Company.

         Directors of the Company are entitled to participate in the Company's stock incentive plan. During the fiscal year ended March 31, 2006, the Company granted options to purchase 100,000 shares of its common stock to Marc A. Fuller. The options were granted August 1, 2005, have an exercise price of $0.65 and vest ratably over two years. No other options were granted to directors during the fiscal year ended March 31, 2006.

Audit Committee

         In August 2005, the Board of Directors appointed an Audit Committee consisting of Marc A. Fuller (Chair), Paul Henriod, and Kent A. Misener. All members of the Audit Committee are independent according to Nasdaq's listing standards, and the Board of Directors of the Company has determined that the Audit Committee has one member qualifying as an audit committee financial expert, as defined in Item 401(h) of Regulation S-K. The person the Board of Directors has determined is an audit committee financial expert is Mr. Fuller. The Audit Committee met on threeoccasions during the fiscal year ended March 31, 2006.

Audit Committee Report

         The following is the report of the Audit Committee, with respect to the Company's restated audited financial statements for the fiscal year ended March 31, 2006.

Review with Management
----------------------

         The Audit Committee has reviewed and discussed the Company's restated audited financial statements for the fiscal year ended March 31, 2006, with management.

Review and Discussion with Independent Accountants
--------------------------------------------------

         The Audit Committee has also discussed with Mantyla McReynolds, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting. The Audit Committee has also received the written disclosures and the letter from Mantyla McReynolds required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Mantyla McReynolds the matter of its independence.

Conclusion
----------

         Based on the review and discussions described in the preceding paragraphs, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended March 31, 2006, be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
--------------------------------

         Marc A. Fuller
         Paul Henriod
         Kent A. Misener

         The information contained in this Audit Committee Report is not deemed to be soliciting material or to be filed with the Securities and Exchange Commission, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. Such information is not incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Director Nomination Procedures

         The Company does not have a standing nominating committee or a nominating committee charter. Currently, the Board of Directors as a whole identifies and evaluates nominees for election to the Board of Directors. The Company believes that it has not been appropriate to have a standing nominating committee because of the comparatively small size of the Board of Directors. By having the Board of Directors as a whole consider and evaluate nominees, the Board of Directors is able to consider the input of all directors. Of the existing members of the Board of Directors, Paul Henriod, Kent A. Misener and Marc A. Fuller are independent according to Nasdaq's listing standards governing nominating committees.

         The process employed by the Board of Directors for identifying and evaluating nominees for director is flexible and based primarily on the directors' subjective weighting of the needs of the Company and the extent to which existing directors and prospective nominees meet those needs. Factors considered by the Board of Directors in the nomination process include each nominee's:

         o    judgment and integrity,
         o    business and management experience,
         o relationship of work experience and education to the current and proposed lines of business of the Company,
         o ability to work well as a team with existing directors and management,
         o the interplay of the candidate's experience with the experience of other directors,

         o the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors, and
         o the extent to which the candidate satisfies any objective requirements (such as independence or expertise requirements) applicable to the Board of Directors or any committees of the Board of Directors.

Candidates submitted by stockholders in accordance with the policies set forth in the most recent proxy statement delivered to stockholders are considered under the same standards as nominees recommended by other persons.

         The Board of Directors will consider director candidates recommended by stockholders. Such recommendations should include the name, age, address, telephone number, principal occupation or employment, background and qualifications of the nominee and the name, address, telephone number and number of shares of Common Stock beneficially owned of the stockholder making the recommendation and should be sent to the Secretary of the Company at the address first set forth above. Such recommendations should be submitted to the Secretary of the Company prior to June 1 of the respective year in order to give the Company adequate time in order to consider the recommendations.

Compensation Committee

         The Company does not presently have a standing compensation committee or a compensation committee charter. The functions typically delegated to such committee are performed by the entire Board of Directors.

Stockholder Communications with the Board of Directors

         Stockholders may send communications to the Board of Directors or to specified individual directors by mailing such communications to the Secretary of the Company at the address of the Company set forth on the first page hereof and indicating that such communications are for the Board of Directors or specified individual directors, as appropriate.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         In addition to Messrs. Rudd and Holland, whose biographies are set forth above, certain biographical information is furnished below with respect to the following executive officers and key employees of the Company and its subsidiaries:

              Name                        Age                       Position                       Officer Since
----------------------------------     -----------    -------------------------------------     ---------------------
Blake Neilson                              46         Vice President of Client Services         November 2000

David D. Jenkins                           50         Vice President of Marketing               November 2003

Leland H. Boardman                         50         Vice President of Operations and          April 2005
                                                      Chief Financial Officer

Michael Critchfield                        38         Vice President of Sales                   January 2006


         BLAKE NIELSON has been the Vice President of Client Services of Arkona since November 2000. Nielson was a founder of Ensign Information Systems and brings over 18 years of experience in client services with other automotive industry related companies. Before joining Arkona, Nielson worked as Vice President of Operations for Ensign Information Systems from 1994 to 2000. Before joining Ensign, Nielson was the Regional Director of Client Services for Sunguard Business System, beginning in 1992. Prior to joining Sunguard, Nielson was Head of Client Services for Advanced Computer Systems, from 1990 to 1992. Nielson has a Bachelors Degree from Brigham Young University in Financial Planning and is an AS/400 Certified Specialist. He also served one term on the Internal Revenue Service Technology Committee.

         DAVID D. JENKINS has been Vice President of Marketing for Arkona since November 2003. Prior to joining Arkona, Jenkins worked for Vinca Corporation (and then its purchaser, Legato Systems, Inc.) for seven years managing the multi-OEM sales relationship with Novell. Jenkins has also had experience selling software to many large worldwide corporations including US Air, Northwest Airlines, Martin Marietta, Jet Propulsion Laboratories, Luxor Hotel and Casinos, and 3 Com Corporation. Jenkins has a Bachelors Degree from Utah State University and a Masters of Business Administration from Brigham Young University.

         LELAND H. BOARDMAN has been the Vice President of Operations and Chief Financial Officer of Arkona since April 2005. Boardman is a certified public accountant with more than 25 years of experience working with both public and private companies, as well as working in public accounting. From January 2002 to April 2005, Boardman was the Vice President of Finance for Sorenson Medical, Inc., a privately-held manufacturer of disposable medical products, where he served for three years. Prior to working with Sorenson, Boardman served over eight years as the Chief Accounting Officer for Ballard Medical Products, a wholly-owned subsidiary of Kimberly Clark Corporation. Before joining Ballard, Boardman was a Senior Manager with Deloitte and Touche, LLC, an international public accounting firm, where he worked for over 12 years. Boardman holds a Bachelor's Degree in Accounting from the University of Utah.

         MICHAEL R. CRITCHFIELD has been the Vice President of Sales for Arkona since January 2006. Critchfield joined Arkona in July 2000 as Director of Sales. Prior to joining Arkona, he served in the U.S. Army and Utah National Guard with a background in Logistics and Counter Intelligence. He also served and managed in many sales and service capacities at Word Perfect, Novell, Corel, Vinca, Legato and Manage.com.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table summarizes the compensation paid or accrued by us to or on behalf of our Chief Executive Officer, as well as our four most highly compensated executive officers, whose aggregate compensation for the fiscal year ended March 31, 2006 exceeded $100,000 (collectively, the "Named Executive Officers").


                                                                              Long Term Compensation
                                                                        -----------------------------------
                                              Annual Compensation                Awards           Payouts
                                         ------------------------------          ------           -------

                                                               Other                 Securities
                                                              Annual    Restricted   Underlying              All Other
                                                              Compen-      Stock      Options/      LTIP      Compen-
          Name and                        Salary     Bonus    sation     Award(s)       SARs      Payouts     sation
     Principal Position         Year        ($)       ($)       ($)         ($)          (#)        ($)         ($)
----------------------------- ---------- ---------- -------- ---------- ------------ ------------ --------- ------------

Alan Rudd,                    03/31/06    276,500     --        --          --           --          --         --
Chief Executive  Officer and  03/31/05    255,000     --        --          --           --          --     22,917 (1)
Chairman of the Board         03/31/04    215,625     --        --          --         250,000       --         --

Richard Holland,              03/31/06    225,000     --        --          --           --          --         --
President and Director        03/31/05    200,000     --        --          --           --          --         --
                              03/31/04    172,500     --        --          --       1,200,000       --         --

Blake Nielson,                03/31/06    152,000     --        --          --         150,000       --         --
Vice   President  of  Client  03/31/05    142,083     --        --          --           --          --         --
Services                      03/31/04    123,333     --        --          --         250,000       --         --

David D. Jenkins,             03/31/06    143,500     --        --          --           --          --         --
Vice President of Marketing   03/31/05    132,500     --        --          --         100,000       --         --
                              03/31/04    117,545     --        --          --          85,000       --         --

Michael R. Critchfield,       03/31/06    152,000     --        --          --         150,000       --         --
Vice President of Sales       03/31/05    142,417     --        --          --         250,000       --         --
                              03/31/04    128,000     --        --          --         100,000       --         --

         (1) Represents $22,917 of deferred compensation from fiscal years 2001 and 2002, paid in fiscal year 2005.

Option Grants in Last Fiscal Year

         The following table sets forth individual grants of options to acquire shares of common stock made by us to the Named Executive Officers during the fiscal year ended March 31, 2006. No SARs were granted to any Named Executive Officer during the fiscal year ended March 31, 2006.


                                      Number of         Percent of Total
                                     Securities        Options Granted to
                                 Underlying Options    Employees in Fiscal
             Name                      Granted                Year              Exercise Price       Expiration Date
-------------------------------  ------------------    -------------------      --------------       ---------------
Blake Nielson,
Vice President of Client          150,000 (1)                 12.4%                  $0.65             10/01/2015
Services

Michael R. Critchfield,
Vice President of Sales           150,000 (1)                 12.4%                  $0.65             10/01/2015


         (1) Such options become exercisable 25% per year on the anniversary date of the grant.

Aggregated Option Exercises and Fiscal Year-End Option Values

         The following table provides information regarding options held and exercised by the Named Executive Officers as of March 31, 2006 and for the year then ended:

                                                        Number of Securities
                                                        Underlying Unexercised            Value of Unexercised
                        Securities                            Options at                 In-the-Money Options at
                       Acquired on     Aggregate            March 31, 2006                 March 31, 2006 (1)
  Name and Position      Exercise        Value       Exercisable    Unexercisable     Exercisable    Unexercisable
                           (#)         Realized            (#)             (#)              ($)             ($)
                                          ($)
---------------------- ------------- -------------- -------------- ----------------- -------------- -----------------
Alan Rudd,
Chief Executive            n/a            n/a          175,000          75,000          $84,000         $36,000
Officer and Chairman                                 (2)70,000                       (2)$26,600
of the Board

Richard Holland,
President and              n/a            n/a        1,340,000         260,000         $593,200         $124,800
Director                                            (2)600,000                      (2)$228,000

Blake Nielson,
Vice President of          n/a            n/a          425,000         225,000         $179,000         $40,500
Client Services

David D. Jenkins,
Vice President of          n/a            n/a          312,000          85,500         $112,510         $17,040
Marketing                                           (2)102,500                      (2) $38,950

Michael Critchfield,
Vice President of          n/a            n/a          270,000         330,000          $85,600         $39,900
Sales                                                (2)25,000                        (2)$9,500

(1) On March 31, 2006, the closing sale price for a share of our common stock on the OTC Bulletin Board was $0.68. The value of each option is calculated as the difference between the exercise price and the closing sale price of our common stock.

(2) Represents options to purchase outstanding common stock granted by stockholders for which the Company will not be required to issue any additional shares if such options are exercised. See "Item 12. Certain Relationships and Related
         Transactions."

Employment Agreements and Change of Control Arrangements

         In connection with the purchase of the assets of Ensign Information Systems in November 2000, Arkona entered into an Employment Agreement (the "Holland Agreement") with Richard Holland, currently the President of the Company. The fixed term of the Holland Agreement has expired; however, parts of the Holland Agreement, including the confidentiality, non-competition and invention ownership provisions, continue to govern Mr. Holland's relationship with the Company.

         In connection with the purchase of the assets of Ensign Information Systems in November 2000, Arkona entered into an Employment Agreement (the "Nielson Agreement") with Blake Nielson, currently the Vice President of Client Services of the Company. The fixed term of the Nielson Agreement has expired; however, parts of the Nielson Agreement, including the confidentiality, non-competition and invention ownership provisions, continue to govern Mr. Nielson's relationship with the Company.


Security Ownership of Certain Beneficial Owners and Management

         The table below sets forth information, as of October 15, 2006, with respect to each person who beneficially owns more than 5% of the Company's outstanding common stock or Series B Convertible Preferred Stock, and information as to the ownership of common stock or Series B Convertible Preferred Stock by each person serving as a director or Named Executive Officer of the Company as of March 31, 2006. Except as otherwise indicated in the footnotes to this table, all shares are owned directly and the persons named in the table have sole voting and investment power with respect to shares shown as beneficially being owned by them.

                                            Beneficial Ownership              Beneficial Ownership of
                                              of Common Stock                Series B Preferred Stock
                                      ------------------------------    ---------------------------------
                                          Ownership
                                         Amount and                     Ownership Amount
                                          Nature of                       and Nature of
                                         Beneficial       Percentage       Beneficial         Percentage
          Name and Address              Ownership(1)     Ownership(2)     Ownership(1)       Ownership(3)
------------------------------------  ---------------    -----------    ----------------     ------------

  Executive Officers and Directors
Alan Rudd, CEO and Chairman
of the Board
10757 River Front Parkway, #400                                                N/A               N/A
South Jordan, Utah  84095               8,350,856(4)        21.4%

Richard Holland, President and
Director
10757 River Front Parkway, #400
South Jordan, Utah   84095              2,400,000(5)         6.2%              N/A               N/A

Blake Nielson, Vice
President of Client Services
10757 River Front Parkway, #400
South Jordan, Utah   84095               840,500(6)          2.2%              N/A               N/A

                                            Beneficial Ownership              Beneficial Ownership of
                                              of Common Stock                Series B Preferred Stock
                                      ------------------------------    ---------------------------------
                                          Ownership
                                         Amount and                     Ownership Amount
                                          Nature of                       and Nature of
                                         Beneficial       Percentage       Beneficial         Percentage
          Name and Address              Ownership(1)     Ownership(2)     Ownership(1)       Ownership(3)
------------------------------------  ---------------    -----------    ----------------     ------------
David D. Jenkins, Vice President of
Marketing
10757 River Front Parkway, #400
South Jordan, Utah   84095               510,000(7)          1.3%              N/A               N/A

Michael R. Critchfield, Vice
President of Sales
10757 River Front Parkway, #400
South Jordan, Utah  84095                440,600(8)          1.1%              N/A               N/A

Paul Henriod, Director
1835 Laird Avenue
Salt Lake City, Utah  84108            3,424,243(9)          8.8%              N/A               N/A

Kent A. Misener, Director
489 N. 1250 E.
Bountiful, Utah 84010                     60,000(10)          *                N/A               N/A

Marc A. Fuller
25 G Street
Salt Lake City, Utah  84103               60,000(1(1))        *                N/A               N/A

All officers and directors (9
persons)                              16,176,199            41.4%              N/A               N/A

 5% Series B Preferred Stockholders
 (Who are not Executive Officers or
             Directors)

Larry Battison
P.O. Box 1465
Duncan, OK  73534                            N/A             N/A             50,000              8.7%

B. Joe Clayton 4600 Clinton Hwy.
Knoxville, TN  37912                         N/A             N/A             50,000              8.7%

Chapman Automotive Group
6601 East McDowell Road
Scottsdale, AZ  85257                        N/A             N/A             50,000              8.7%


Donald Ray Herring
4225 W. Plano Parkway                        N/A             N/A             50,000              8.7%
Plano, TX  75093

Anne K. Swope
1100 North Dixie
Elizabethtown, KY  42701                     N/A             N/A             75,000             13.0%

                                            Beneficial Ownership              Beneficial Ownership of
                                              of Common Stock                Series B Preferred Stock
                                      ------------------------------    ---------------------------------
                                          Ownership
                                         Amount and                     Ownership Amount
                                          Nature of                       and Nature of
                                         Beneficial       Percentage       Beneficial         Percentage
          Name and Address              Ownership(1)     Ownership(2)     Ownership(1)       Ownership(3)
------------------------------------  ---------------    -----------    ----------------     ------------
Robert Woodhouse
2171 S. Hwy. 30
Blair, NE  68008                             N/A             N/A             50,000              8.7%

Lance Pittack
P.O. Box 546
Blair, NE  68008                             N/A             N/A             50,000              8.7%

Paul Cech
P.O. Box 546
Blair, NE  68008                             N/A             N/A             50,000              8.7%

H2 Land Trust
P.O. Box 467
Pontiac, IL  61764                           N/A             N/A             100,000            17.4%
*  Less than 1%

(1) Beneficial ownership for each person holding options, warrants or other rights exercisable within 60 days of October 15, 2006 has been included as though the shares of common stock or Series B Convertible Preferred Stock issuable upon the exercise thereof, as applicable, were outstanding.

(2) The percentage indicated represents the number of shares of common stock, together with the number of shares of common stock subject to warrants and options to purchase common stock exercisable within 60 days held by the indicated person divided by the sum of (a) the number of shares subject to options and warrants to purchase common stock exercisable by such stockholder within 60 days of October 15, 2006 and
         (b) 32,548,670, which is the number of shares of common stock issued and outstanding as of October 15, 2006.

(3) The percentage indicated represents the number of shares of Series B Convertible Preferred Stock held by the indicated person divided by 575,000, which is the number of shares of Series B Convertible Preferred Stock issued and outstanding as of October 15, 2006.

(4) Includes 250,000 options granted under the Company's stock incentive plan that are exercisable within 60 days of the date of the table, 70,000 secondary options granted by stockholders of the Company (See "Item 12. Certain Relationships and Related Transactions") and 940,000 warrants to purchase common stock in connection with the issuance of convertible debt.

(5) Includes 1,600,000 options granted under the Company's stock incentive plan that are exercisable within 60 days of the date of the table and 600,000 secondary options granted by stockholders of the Company (See "Item 12. Certain Relationships and Related Transactions").

(6) Includes 537,500 options granted under the Company's stock incentive plan that are exercisable within 60 days of the date of the table.

(7) Includes 367,500 options granted under the Company's stock incentive plan that are exercisable within 60 days of the date of the table and 102,500 secondary options granted by stockholders of the Company (See "Item 12. Certain Relationships and Related Transactions").

(8) Includes 412,500 options granted under the Company's stock incentive plan that are exercisable within 60 days of the date of the table and 25,000 secondary options granted by stockholders of the Company (See "Item 12. Certain Relationships and Related Transactions").

(9)      Includes 1,409,092 warrants to purchase common stock.

(10) Includes 50,000 options granted under the Company's stock incentive plan that are exercisable within 60 days of the date of the table.

(11) Includes 50,000 options granted under the Company's stock incentive plan that are exercisable within 60 days of the date of the table.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, as well as persons who beneficially own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, we believe that no forms were delinquent or were not filed during the most recent fiscal year or prior years (to the extent not previously disclosed), except as follows:
A Form 4 required to be filed by Marc A. Fuller on August 18, 2005 was filed on August 22, 2005.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the year ended March 31, 2004, the Company raised $575,000 by selling 575,000 shares of Series B Preferred Stock at $1.00 per share to a group of thirteen (13) investors, nine (9) of which, following the purchase, beneficially owned 5% or more of the Company's 575,000 outstanding shares of Series B Preferred Stock.

         Each share of Series B Preferred Stock is convertible to five (5) shares of Common Stock at the option of the Preferred Stockholder. Each share of Series B Preferred Stock receives the same dividends as Common Stock on an "as converted" basis. Shares of Series B Preferred Stock carry a liquidation preference equal to the price per share of Series B Preferred Stock, plus accrued and unpaid dividends on each share. In the event of a merger or liquidation, the balance of proceeds is paid to the holders of the Common Stock. If not earlier converted into Common Stock, shares of Series B Preferred Stock are redeemable with thirty (30) days advance notice at the option of the Company after June 30, 2008. Each share of Series B Preferred Stock has one (1) vote and votes together as a class with Common Stock, except that the shares of Series B Preferred Stock vote separately as a class for (i) any adverse change to the rights, preferences and privileges of the Series B Preferred Stock, (ii) any increase or decrease in the number of authorized shares of Series B Preferred Stock.


         Certain founding stockholders of the Company obtained Common Stock in return for contributions and development of the Company's predecessor, Arkona, L.L.C., which was subsequently merged into the Company. These founding stockholders received a total of 7,523,000 shares of Common Stock and, then, collectively, entered into an agreement (the "Caldera Agreement") with Caldera Holdings, LLC ("Caldera"), wherein Caldera was given the right to grant secondary options to third parties with respect to 3,761,500 (subsequently reduced to 1,550,000) of such shares in order to encourage the development and increased productivity of the Company. Holders of the shares underlying the secondary options are entitled to dividends and distributions with respect to such shares until the options are exercised. However, Caldera has been granted dispositive voting power with respect to all shares subject to the Caldera Agreement with the founding stockholders so long as the Caldera Agreement remains in place. The right of Caldera to grant secondary options expired in January 2003; however, Caldera retains voting power with respect to the underlying shares. The secondary options have an exercise price of $.30 per share and expire on December 31, 2006. As an inducement to certain of the officers of Arkona to join the Company, Caldera granted secondary options to Alan Rudd (70,000 options), Richard Holland (600,000 options) , David D. Jenkins (102,500 options) and Michael R. Critchfield (25,000 options).

         Prior to fiscal year 2004, Alan Rudd, Chief Executive Officer and Chairman, loaned the Company an aggregate of $150,000 at an interest rate of 12% per annum. Outstanding principal and interest on such loans were convertible into units, comprised of one share of Common Stock and one warrant to purchase Common Stock at an exercise price of $.20 per share during the five-year period following issuance, at a rate of $0.20 per unit. During the year ended March 31, 2004, Mr. Rudd converted all outstanding principal and interest under such loans into an aggregate of 940,000 shares of Common Stock and 940,000 warrants to purchase Common Stock.

         During the years ended March 31, 2006 and 2005, the Company granted 800,000 and 635,000, respectively, options to purchase Common Stock to executive officers and directors. The options granted in the fiscal year ended March 31, 2006 vest 25% per year over four years starting on the first anniversary date (except one grant of 100,000 options which vests equally over two years) , while the options granted in the fiscal year ended March 31, 2005 vest 40% on the first anniversary of the grant date, 30% on the second anniversary and 30% on the third anniversary. The options have exercise prices ranging between $0.20 and $0.65 per share and are exercisable at any time within ten (10) years of the grant date.

PROPOSAL NO.  2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Independent Auditors

         The Company's independent public accountants for the fiscal year ended March 31, 2006, were Mantyla McReynolds, a Professional Corporation ("Mantyla McReynolds"). Ratification of the appointment by the Audit Committee of Mantyla McReynolds as the independent public accountants for the Company for the fiscal year ending March 31, 2007, is to be voted upon at the Annual Meeting. Representatives of Mantyla McReynolds are expected to be present at the Annual Meeting and to be available to answer questions but are not expected to make a statement. Even if the appointment of Mantyla McReynolds as independent public accounts for the Company is approved at the Annual Meeting, the Audit Committee reserves the right to appoint different independent public accountants during the fiscal year if it believes that such appointment would be in the best interests of the Company or necessary to satisfy the listing requirement of an exchange or other market.

Audit Fees

         The Company's independent auditor for the years ended March 31, 2006 and 2005 was Mantyla McReynolds, LLC ("Mantyla"). The aggregate fees for audit services totaled $31,829 and $14,666 for the fiscal years ended March 31, 2006 and 2005, respectively.

Audit Related Fees

         The aggregate fees for professional services rendered by Mantyla for audit related services were $16,936 and $4,375 for the years ended March 31, 2006 and 2005, respectively. The audit related services provided by Mantyla McReynolds consisted of reviews of various filings and communications with the SEC, accounting policy recommendations, and meetings with audit committee, board of directors, and shareholders.

Tax Fees

         The aggregate fees for tax related professional services rendered by Mantyla were $2,304 and $1,875 for the years ended March 31, 2006 and 2005, respectively. The tax related services provided by Mantyla McReynolds consisted of the preparation of state and federal income tax returns for the Company and advice on other tax matters.

All Other Fees

         Mantyla did not provide to the Company any other material services during the years ended March 31, 2006 and 2005.

Audit Committee Pre-Approval Policies

         The Audit Committee has established pre-approval policies and procedures that would not permit engagement of accountants to render audit or non-audit services without prior approval of the Audit Committee. As a result, all engagements of the independent auditors to render audit or non-audit services were approved by the Audit Committee. No audit, review or attest services were approved in accordance with Section 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal year ended March 31, 2006 or the fiscal year ended March 31, 2005.

         The  Board  of  Directors   recommends  that   stockholders   vote  FOR
ratification  of  the  appointment  of  Mantyla   McReynolds  as  the  Company's
independent auditor for the current fiscal year ending March 31, 2007.


PROPOSAL NO. 3 -    APPROVAL OF  RESOLUTION  AUTHORIZING  BOARD OF  DIRECTORS TO
                    EFFECT A CONSOLIDATION  OF COMMON STOCK,  INCLUDING  RELATED
                    CERTIFICATE AMENDMENT

         The Board of Directors has adopted and declared advisable a resolution, including an amendment to the Certificate of Incorporation of the Company contained therein, authorizing the Board of Directors to take all steps necessary for the purpose of effecting a consolidation of its Common Stock on the basis of a ratio within the range of one post-consolidation share of Common Stock for every four pre-consolidation shares of Common Stock to one post-consolidation share of Common Stock for every twelve pre-consolidation shares of Common Stock, with the ratio to be selected and implemented by the Company's Board of Directors in its sole discretion, if at all.

          A copy of the proposed Consolidation Resolution With Certificate Amendment is attached hereto as Appendix A. If the Consolidation Resolution With Certificate Amendment is approved at the Annual Meeting, the Board of Directors would be authorized to effect, or elect not to effect, the Consolidation in its sole discretion within the range set forth above at any time prior to November 1, 2007. The Consolidation would be effective on the date prior to November 1, 2007 selected by the Company's Board of Directors in its sole discretion.

Purpose of Proposed Consolidation Resolution With Certificate Amendment

          The purpose of the proposed Consolidation is to decrease the number of outstanding shares of Common Stock and shares of Common Stock subject to outstanding purchase and conversion rights in order to increase the market value of each share of the Common Stock. Immediately following a consolidation transaction, also referred to as reverse stock split, the per-share price of the capital stock subject to the consolidation generally increases proportionately with the consolidation ratio. (For example, you would expect the price of our Common Stock to increase six fold if the Company did a 6 to 1 consolidation of its Common Stock). In the longer term, depending upon surrounding company, market and industry factors, a stock consolidation can have no effect, a positive effect or a negative effect on the value of the consolidated stock. Given the circumstances in which the Company expects to effect a consolidation, management believes that the Consolidation would not only lead to a proportionate increase in the price of the Common Stock but would be one in a series of steps that would expand the market for, and increase the price of, the Common Stock.

          Management believes that the trading volume and price of the Common Stock and, to a lesser extent, the business prospects of the Company, are hindered by the low price of the Common Stock and by the fact that the Common Stock is not traded on an exchange or quoted on the Nasdaq Stock Market. The closing price of the Common Stock on October 13, 2006 was $0.57 per share, and the trading volume on that date was 18,400 shares (with an average daily trading volume of 16,186 shares during the preceding three months). For a small company with thinly traded stock, an increase in the trading volume of the stock and in the number of persons investing in the stock is generally associated with an increase in the market price of the stock. Many investors, particularly institutional investors, are reluctant to invest in a stock with a market price below $5, that is not quoted on the Nasdaq Stock Market or traded on an exchange, and that has a low trading volume. All of these limiting factors presently apply to the Common Stock. In addition, management believes that many automobile dealerships consider a potential service provider's stock price, stock listing, balance sheet and related indicia of financial stability when deciding whether or not to go through the expensive and time consuming process of switching back-office software providers.

          Management continues to believe that the best means for increasing the interest of investors and customers in the Company is to maintain a high quality of service and to continue its efforts to enhance the financial performance and other business fundamentals of the Company. However, management has been taking steps aimed at increasing the market price of the Common Stock, qualifying the Common Stock for listing on the Nasdaq Stock Market or an exchange, enhancing trading volume and otherwise making the Common Stock more attractive to investors. The proposed Consolidation is part of this process.

          As noted above, one of the primary reasons the Board of Directors approved and is recommending the Consolidation to stockholders is to enable the Common Stock to qualify for listing on the Nasdaq Stock Market or an exchange. Of the major United States markets, the Common Stock could most readily qualify for listing on the Nasdaq Capital Market (formerly know as the Nasdaq SmallCap Market) (the "SmallCap") and the American Stock Exchange (the "AMEX"). The Board of Directors is presently considering the perceived advantages of each of these two markets and does not expect to make a final selection between the two markets until (and if) the Company is in a position to file a listing application. At this time, however, the Board of Directors believes that a listing on AMEX would benefit the Company more than a listing on the SmallCap, notwithstanding the concentration of technology companies on the SmallCap and the perception that companies on the SmallCap generally experience higher trading volume than AMEX-listed companies. The reason the Board of Directors is leaning toward AMEX is that if the Common Stock is listed on AMEX, most transactions involving the securities of the Company will not be subject to certain cumbersome and costly state securities laws. In addition, the Board of Directors believes that regulators at the AMEX exhibit more flexibility than those at the SmallCap and are making an affirmative effort to attract, and accommodate, small technology companies such as the Company.

          If effected, a primary purpose of the Consolidation would be to increase the market price for the Common Stock above the $3 per share minimum bid requirement for initial listing on the AMEX (or $4 minimum bid price for the SmallCap). The AMEX has other listing requirements in addition to a minimum bid price requirement. The following table sets forth information regarding the principal quantitative listing requirements for the AMEX and the Company's present compliance (or expected compliance) with such:

         ======================================== ========================== =================================
         STANDARD 1:
         ---------------------------------------- -------------------------- ---------------------------------
         Requirement                                  Minimum Quantity                Current Status
         ---------------------------------------- -------------------------- ---------------------------------
         Stockholders' equity                            $4 million          Comply
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         Pre-tax  net  income  from   continuing          $750,000           Not comply.  May comply as of
         operations  (in latest fiscal year or 2                             March 31, 2007.
         of the last 3 years)
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         Aggregate   market  value  of  publicly         $3 million          Comply
         held shares
         ======================================== ========================== =================================



         ======================================== ========================== =================================
         STANDARD 2:
         ---------------------------------------- -------------------------- ---------------------------------
         Requirement                                  Minimum Quantity                Current Status
         ---------------------------------------- -------------------------- ---------------------------------
         Stockholders equity                             $4 million          Comply
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         History of operations                             2 years           Comply
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         Aggregate   market  value  of  publicly         $15 million         Not Comply.  Could comply  if
         held shares                                                         the number of shares included
                                                                             in the public float increased
                                                                             or if stock price increased to
                                                                             approximately $0.75 per share
         ======================================== ========================== =================================


         ======================================== ========================== =================================
         APPLICABLE TO ALL STANDARDS :
         ---------------------------------------- -------------------------- ---------------------------------
         Requirement                                  Minimum Quantity                Current Status
         ---------------------------------------- -------------------------- ---------------------------------
         Distribution:
         Public distribution                               500,000           Comply
         and
         Public stockholders                                 800
         OR
         Public distribution                              1,000,000
         and
         Public stockholders                                 400

         ---------------------------------------- -------------------------- ---------------------------------
         Minimum bid price                                   $3              Not Comply.  Expect to comply
                                                                             following Consolidation if
                                                                             approved and effected

         ---------------------------------------- -------------------------- ---------------------------------
         Corporate Governance Rules                        Various           Not comply with certain
                                                                             compensation, nomination and
                                                                             related requirements but expect
                                                                             to comply prior to authorizing
                                                                             Consolidation
         ======================================== ========================== =================================

          Listing requirements for the SmallCap are similar to the listing requirements for the AMEX. Although management and the Board of Directors expect that a consolidation of the Common Stock will increase the price investors are willing to pay for a share of Common Stock, there can be no assurance that the consolidation of the Common Stock will increase the price in proportion to the reduction of shares due to a consolidation of the Common Stock, or that any increase in the price will occur.

Effect of Proposed Stock Consolidation

          If the Consolidation Resolution With Certificate Amendment is approved and the proposed Consolidation effected, each outstanding share of Common Stock as of the record date of the Consolidation will immediately and automatically be changed, as of the effective date of the Consolidation, into a fraction of a share of Common Stock as set forth in the approving resolution. In addition, the number of shares of Common Stock subject to outstanding options, warrants and convertible notes issued by the Company will be reduced by an identical fraction. To the extent a fractional share remains after all shares beneficially held by a holder of the Common Stock have been consolidated, such fractional share shall be rounded up to a whole share of Common Stock.

          As of November 1, 2006, there were 32,548,670 shares of Common Stock issued and outstanding, 575,000 shares of Series B Preferred Stock (convertible into 2,875,000 shares of Common Stock) issued and outstanding and 9,075,759 shares of Common Stock subject to warrants and options granted by the Company. There are presently no convertible notes issued and outstanding. Assuming, by way of illustration, the Consolidation were to occur on a 1-for-6 basis, the number of shares of Common Stock issued and outstanding would be 5,424,778 shares (subject to adjustment due to rounding of fractional shares), the number of shares of Common Stock issuable upon conversion of the outstanding Series B Preferred Stock would be 479,167 (subject to adjustment due to rounding of fractional shares), and the number of shares subject to outstanding warrants and options granted by the Company would be 1,512,627 (subject to adjustment due to rounding of fractional shares).

          Because the Consolidation will only apply to the issued and outstanding shares of Common Stock, the voting power of the holders of the Series B Preferred Stock will increase relative to the voting power of the holders of the Common Stock if the Consolidation is effected. As noted above, as of November 1, 2006, there were 32,548,670 shares of Common Stock issued and outstanding (representing 32,548,670 votes) and 575,000 shares of Series B Preferred Stock issued and outstanding (representing 575,000 votes). Each share of Series B Preferred Stock has one vote, regardless of how many shares of Common Stock it converts into. As a result, the voting power the Series B
Preferred Stock would increase by a factor equal to the inverse of the consolidation ratio. Set forth below is a table illustrating the relative voting power of the Series B Preferred Stock assuming all possible consolidation ratios.

          ------------------ ----------------- ------------------ ------------------ ---------------------
               Assumed        Total Votes of      Common % of      Total Votes of     Series B Preferred
            Consolidation                                             Series B
                Ratio         Common Stock*      Combined Vote        Preferred       % of Combined Vote
          ------------------ ----------------- ------------------ ------------------ ---------------------
                None           32,548,670            98.26%            575,000              1.74%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 4-1            8,137,168            93.40%            575,000              6.60%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 5-1            6,509,734            91.88%            575,000              8.12%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 6-1            5,424,778            90.42%            575,000              9.58%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 7-1            4,649,810            88.99%            575,000             11.01%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 8-1            4,068,584            87.62%            575,000             12.38%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 9-1            3,616,519            86.28%            575,000             13.72%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                10-1            3,254,867            84.99%            575,000             15.01%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                11-1            2,958,970            83.73%            575,000             16.27%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                12-1            2,712,389            82.51%            575,000             17.49%
          ------------------ ----------------- ------------------ ------------------ ---------------------

                  * Based upon the 32,548,670 shares of common stock outstanding on the Record Date. Does not account for additional shares of Common Stock that may be issued as a result of rounding up of fractional shares.

          Except as described above, because the Consolidation will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase or convert into Common Stock, the Consolidation will not alter the relative rights and preferences of existing shareholders. The Consolidation will, however, effectively increase the number of shares of Common Stock available for future issuances by the Board of Directors. In our Certificate of Incorporation, the Board of Directors is authorized to issue 75 million shares of Common Stock. The Consolidation will not decrease the number of shares of Common Stock the

Board is authorized to issue, and shares of Common Stock effectively cancelled as a result of the Consolidation will be available for reissue. Accordingly, while there are 30,500,571 shares of Common Stock authorized and available for future issuance by the Board (75,000,000 authorized, less 32,548,670 presently outstanding, less 9,075,759 subject to outstanding options and warrants, less 2,875,000 shares issuable upon conversion of outstanding shares of Series B Preferred), if the Consolidation Resolution With Certificate Amendment is approved and the Consolidation effected, the number of shares of Common Stock authorized and available for issue will increase as set forth in the following table:

       ----------------- ---------------- --------------- ---------------- --------------- ----------------
                                                                                                Total
                                                                                            Available for
                                              Common      Common Subject       Total      Issuance Assuming
                           Outstanding    Issuable Upon   to Outstanding    Outstanding      75,000,000
        Consolidation        Common       Conversion of     Options and     and Subject      Authorized
            Ratio          On 11/1/2006     Preferred        Warrants        to Rights      Common Shares
       ----------------- ---------------- --------------- ---------------- --------------- ----------------
             None           32,548,670      2,875,000         9,075,759     42,199,429        30,500,571
       ----------------- ---------------- --------------- ---------------- --------------- ----------------
             4-1             8,137,168        718,750         2,268,940     11,124,857        63,875,143
       ----------------- ---------------- --------------- ---------------- --------------- ----------------
             5-1             6,509,734        575,000         1,815,152      8,899,886        66,100,114
       ----------------- ---------------- --------------- ---------------- --------------- ----------------
             6-1             5,424,778        479,167         1,512,627      7,416,572        67,583,429
       ----------------- ---------------- --------------- ---------------- --------------- ----------------
             7-1             4,649,810        410,714         1,296,537      6,357,061        68,642,939
       ----------------- ---------------- --------------- ---------------- --------------- ----------------
             8-1             4,068,584        359,375         1,134,470      5,562,429        69,437,571
       ----------------- ---------------- --------------- ---------------- --------------- ----------------
             9-1             3,616,519        319,444         1,008,418      4,944,381        70,055,619
       ----------------- ---------------- --------------- ---------------- --------------- ----------------
             10-1            3,254,867        287,500           907,576      4,449,943        70,550,057
       ----------------- ---------------- --------------- ---------------- --------------- ----------------
             11-1            2,958,970        261,364           825,069      4,045,403        70,954,597
       ----------------- ---------------- --------------- ---------------- --------------- ----------------
             12-1            2,712,389        239,583           756,313      3,708,286        71,291,714
       ----------------- ---------------- --------------- ---------------- --------------- ----------------

          If the Consolidation Resolution With Certificate Amendment is approved by the shareholders and the Consolidation is consummated, some shareholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those shareholders who own less than one hundred shares following a reverse split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

          We do not believe that any shareholders beneficially own fewer than 12 shares of Common Stock. As a result, we do not expect that any shareholders will be eliminated as a result of the Consolidation, regardless of the consolidation ratio selected by the Board of Directors.

Potential Anti-Takeover Effects

          If the Consolidation Resolution with Certificate Amendment is approved by our stockholders and implemented in the discretion of the Board of Directors, whether or not the Certificate Amendment Increasing Common Stock is also approved and effected, the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board of Directors, including a transaction that may be favored by a majority of our stockholders or in which our stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board of Directors could issue and sell shares of Common to purchasers that are supportive of the Board of Directors. This would dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or to propose or complete a tender offer or business combination involving us.

          These anti-takeover effects are in addition to the anti-takeover mechanisms already available to the Board of Directors. The Company's Board of Directors has adopted a shareholder rights plan and declared a dividend of an associated right to all holders of Common Stock, which actions are intended to have the effect of deterring any takeover of the Company that is not preceded by the Board of Director's approval of the proposed transaction. In addition, under the Certificate of Incorporation, as amended, the Board of Directors has the authority to create, from among the 10 million authorized shares of Preferred

Stock, various series of Preferred Stock with such voting and other rights superior to those of the Common Stock as the Board of Directors deems appropriate and to issue such stock without shareholder approval. The Board of Directors could use this authority to create one or more series of Preferred Stock (as it has in connection with the shareholder rights plan) to give management, affiliates of management or existing stockholders voting and other rights superior to those of any person or entity seeking to takeover the Company.

         In addition, the Delaware General Corporation Law prohibits certain mergers, consolidations, sales of assets or similar transactions between a corporation on the one hand and another company which is, or is an affiliate of, a beneficial holder of 15% or more of that corporation's voting power (defined as an "Interested Stockholder") for three years after the acquisition of the voting power, unless the acquisition of the voting power was approved beforehand by the corporation's board of directors or the transaction is approved by a majority of such corporation's shareholders (excluding the Interested Stockholder). These provisions prohibiting Interested Stockholder transactions could also preserve management's control of the Company.

          Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the Consolidation Resolution with Certificate Amendment is not being proposed in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

          The Board of Directors does not intend to use the Consolidation as a part of or first step in a "going private" transaction pursuant to Rule 13e-3under the Securities Exchange Act of 1934, as amended.

Exchange of Share Certificates

          Each certificate representing shares of Common Stock that is issued and outstanding, or issued and held by the Company, on the effective date of the Consolidation shall thereafter for all purposes be deemed to represent a fraction (as determined by the Board of Directors in its sole discretion) of a share of Common Stock for each share of Common Stock presently represented by such certificate. Each holder of record of a certificate for one or more shares of Common Stock as of the effective date of the Consolidation shall be entitled to receive, as soon as practicable, and upon surrender of each certificate to the officer or agent having charge of the stock transfer books of the Company, a certificate or certificates representing a fraction of a share of Common Stock for each share of Common Stock represented by the certificate of such holder immediately prior to the effective time, provided that, to the extent a fractional share remains after all shares beneficially held by a holder of the Common Stock have been consolidated, such fractional share shall be rounded up to a whole share of Common Stock. The shares of Common Stock represented by certificates issued pursuant to this paragraph shall be validly issued, fully paid and non-assessable. Any legends or restrictions set forth on any existing certificate will also be set forth on the corresponding replacement certificate.

The Certificate of Amendment

          The Consolidation Resolution With Certificate Amendment includes an amendment to the Certificate of Incorporation by which the Consolidation would be effected. A form of the related certificate of amendment is included as part of the resolution attached as Appendix A. A vote for, or against, the Consolidation Resolution With Certificate Amendment, represents a vote for, or against, the amendment to the Certificate of Incorporation implementing the Consolidation.

          The Board of Directors recommends a vote FOR the Consolidation Resolution With Certificate Amendment to allow the Board of Directors in its sole discretion to take all steps necessary to effect the Consolidation of the Common Stock within the range set forth therein.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.


                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         In order to be included in the proxy statement and form of proxy relating to the Company's annual meeting of stockholders to be held in 2007, proposals that stockholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 10757 South River Front Parkway, Suite 400, South Jordan, Utah, 84095 no later than July 16, 2007. Any stockholder proposal also must be proper in form and substance, as determined in accordance with the Securities Exchange Act of 1934 and the rules and regulations promulgated there under. Pursuant to rules adopted by the SEC, if a stockholder intends to propose any matter for a vote at the Company's annual meeting of stockholders to be held in the 2007 calendar year, but fails to notify the Company of such intention prior to September 29, 2007, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.


                      INFORMATION INCORPORATED BY REFERENCE

         The Company is delivering with this Proxy Statement an Annual Report for the fiscal year ended March 31, 2006 (the "Annual Report"). The information set forth in "Item 6. Management's Discussion and Analysis" and "Item 7.
Financial Statements" of the Annual Report are incorporated into this Proxy Statement by reference.

                             ADDITIONAL INFORMATION

         The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of its Annual Report on Form 10-KSB, as amended to date, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested and payment is made for actual reproduction costs of such exhibits), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to the Company's Chief Financial Officer, Leland H. Boardman, at 10757 South River Front Parkway, Suite 400, South Jordan, Utah, 84095, phone number: 801.501.7100, facsimile number:
801.501.0701.

                                   Appendix A


               Consolidation Resolution With Certificate Amendment

RESOLVED, that the Board of Directors be authorized, without further approval of the stockholders, to take all steps necessary to effect, or in its discretion not to effect, at any prior to November 1, 2007, a consolidation of the Common
Stock of the Company on the basis of a ratio within the range of one post-consolidation share of Common Stock for every four pre-consolidation shares of Common Stock to one post-consolidation share of Common Stock for every twelve pre-consolidation shares of Common Stock (with any fractional share that remains after all shares beneficially held by a holder of the Common Stock have been consolidated being rounded up to a whole share of Common Stock), with the ratio to be selected and implemented by the Company's Board of Directors in its sole discretion (the "Consolidation"), with the Board of Director's authority to include, without limitation: the authority to cause the officers of the Company to prepare and file with the Delaware Secretary of State, a certificate of an amendment to the certificate of incorporation substantially in the form of the Certificate of Amendment set forth below, with the dates, consolidation ratio, and other information left to the discretion of the Board of Directors to be completed at the direction of the Board of Directors, effecting the Consolidation.

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

          Arkona, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of stockholders.

         SECOND: That the text of the amendment is as follows: The Certificate of Incorporation of this corporation is hereby amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall have the following additional language after the last subsection of such Article:

                           Each  [______]  shares of  Common  Stock  issued  and
                  outstanding as of 5:00 p.m. Eastern Time on [________], (the "Change Time"), and each issued [________] shares of Common Stock held by the Company on and as of the Change Time, shall be, on and as of the Change Time, combined into one share of Common Stock.

                           Each certificate  representing shares of Common Stock
                  that is issued and outstanding, or issued and held by the Company, immediately prior to the Change Time, shall thereafter for all purposes be deemed to represent one share of the corresponding class of Common Stock for each `________] shares of Common Stock represented by such certificate; and each holder of record of a certificate for shares of Common Stock as of the Change Time shall be entitled to receive, as soon as practicable, and upon surrender of each certificate to the officer or agent having charge of the stock transfer books of the Company, a certificate or certificates representing one share of Common Stock for each [________] shares of Common Stock represented by the certificate of such holder immediately prior to the Change Time.

                           No  fractional  shares of Common Stock or script will
                  be issued in connection with the foregoing. Holders of the Common Stock who would otherwise be entitled to a fractional share after consolidating all shares of Common Stock held by each such holder will receive a whole share of Common Stock. The shares of Common Stock represented by certificates issued pursuant to this paragraph and the preceding paragraph shall be validly issued, fully paid and non-assessable.

         THIRD: That thereafter, the annual meeting of the Company was duly called and held upon on December 13, 2006 at 10:00 a.m. (the "Annual Meeting"), at which Annual Meeting the necessary number of shares as required by statute were voted in favor of the resolution authorizing the amendment.

         FOURTH: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FIFTH: That the authorized capital of said corporation shall not be reduced under or by reason of the amendment.

          IN WITNESS WHEREOF, Arkona, Inc. has caused this certificate to be signed by _________, an Authorized Officer, this __ day of _____________, 200_,.


                                            BY:
                                               ---------------------------------

                                               ----------------, ---------------

                                      PROXY
                                  Arkona, Inc.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alan Rudd and Leland Boardman, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock and Series B Preferred Stock of Arkona, Inc., a Delaware corporation (the "Company"), held of record by the undersigned on November 1, 2006, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the at the offices of the corporation, 10757 South River Front Parkway, Suite 400, South Jordan, Utah 84095 on Wednesday, December 13, 2006, at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of stockholders of the Company and until their respective successors shall have been duly elected and shall qualify.

? FOR all nominees listed below (except as marked to the contrary). ? WITHOUT AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

ALAN RUDD                      RICHARD HOLLAND                 MARC A. FULLER
PAUL HENRIOD                   KENT A. MISENER

2. PROPOSAL TO RATIFY the appointment of Mantyla McReynolds as independent auditors of the Company for the fiscal year ending March 31, 2007.

         [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

3. PROPOSAL TO APPROVE the Consolidation Resolution With Certificate Amendment attached to the Company's Notice of Annual Meeting and Proxy Statement as Appendix A, which authorizes the Board of Directors of the Company, in its discretion at any time prior to November 1, 2007, to take all steps necessary to effect a consolidation of the Common Stock of the Company on the basis of a ratio within the range of one post-consolidation share of Common Stock for every four pre-consolidation shares of Common Stock to one post-consolidation share of Common Stock for every twelve pre-consolidation shares of Common Stock, with the ratio to be selected and implemented by the Corporation's Board of Directors in its sole discretion, if at all.

         [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, FOR THE RATIFICATION OF THE APPOINTMENT OF MANTYLA MCREYNOLDS AS INDEPENDENT AUDITORS OF THE COMPANY, AND FOR APPROVAL OF THE CONSOLIDATION RESOLUTION WITH CERTIFICATE AMENDMENT AND THE CERTIFICATE AMENDMENT INCREASING COMMON STOCK. Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED:                             , 2006
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signature                             signature if held jointly

(Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)